HNP Growth and Preservation Fund

Supplement Dated February 16, 2012
To the Prospectus dated June 1, 2011

Under the Services Agreement the Adviser receives an additional fee of 0.50% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective February 16, 2012 the Adviser has contractually agreed to waive Services Agreement fees by 0.50% of its average daily net assets through September 30, 2013. The Services Agreement fee waiver will automatically terminate on September 30, 2013 unless it is renewed. The Adviser may not terminate the fee waiver before September 30, 2013.

Based on the foregoing, the fee table on page 1 of the HNP Growth and Preservation Fund Prospectus dated June 1, 2011 (the “Prospectus”) is deleted in its entirety and replaced with the following fee table.

Fees and Expenses of the Fund

The following table describes the expenses and fees that you may pay if you buy and hold shares of the Fund.

REDEMPTION FEES (as a percentage of the amount redeemed)	2.00%
On shares sold after holding them for 90 days or less.

Annual Fund Operating Expenses (expenses that you pay each
year as a percentage of the value of your investment)

Management Fees	1.00%
Distribution 12b-1 Fees	0.00%
Other Expenses	0.50%
Acquired Fund Fees and Expense	0.20%
Total Annual Fund Operating Expenses	1.70%
Fee Waiver(a)	(0.50%)
Total Annual Fund Operating Expenses After Fee Waiver	1.20%

(a)Under the Services Agreement the Adviser receives an additional fee of 0.50% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective February 16, 2012 the Adviser hereby contractually agrees to waive Services Agreement fees by 0.50% of its average daily net assets through September 30, 2013. The Services Agreement fee waiver will automatically terminate on September 30, 2013 unless it is renewed. The Adviser may not terminate the fee waiver before September 30, 2013.

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Additionally, the last paragraph of the section of the Prospectus entitled, Management – The Investment Adviser is deleted in its entirety and replaced with the following paragraph.

The Adviser manages the investment portfolio of the Fund, subject to the policies adopted by the Trust's Board of Trustees. Under the Management Agreement, the Adviser, at its own expense and without reimbursement from the Trust, furnishes office space and all necessary office facilities, equipment and executive personnel necessary for managing the assets of the Fund. For its services the Adviser receives an investment management fee equal to 1.00% of the average daily net assets of the Fund. A discussion regarding the basis of the Board of Trustees' approval of the Management Agreement between the Trust and the Adviser will be available in the Fund's first semi-annual report to shareholders. Under the Services Agreement the Adviser receives an additional fee of 0.50% and is obligated to pay the operating expenses of the Fund excluding management fees, brokerage fees and commissions, 12b-1 fees, taxes, borrowing costs (such as (a) interest and (b) dividend expenses on securities sold short), the cost of acquired funds and extraordinary expenses. Effective February 16, 2012, the Adviser has contractually agreed to waive the fees payable to it under the Services Agreement until September 30, 2013. The Services Agreement fee waiver will automatically terminate on September 30, 2013 unless it is renewed. The Adviser may not terminate the fee waiver before September 30, 2013.

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This supplement and the Prospectus dated June 1, 2011 provide the information a prospective investor ought to know before investing and should be retained for future reference. The prospectus has been filed with the Securities and Exchange Commission and can be obtained without charge by calling the Fund at 1-866-694-6672.